UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2017

Item 1. Reports to Stockholders.

Annual Report 5/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Emerging Markets Local Debt Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Government Bond Index - Emerging Markets Global Diversified
1-Year	13.03%	7.67%	12.16%
5-Year	1.14	0.16	0.32
Since Inception (6/30/10)	2.04	1.33	1.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 13.03% during the reporting period. On a relative basis, the Fund outperformed the JPMorgan Government Bond Index-Emerging Markets Global Diversified (the “Index”), which returned 12.16%.

MARKET OVERVIEW

Emerging markets local debt produced positive results for the one-year period ended May 31, 2017. The second half of 2016 was marked by numerous events that took the markets by surprise. The British referendum to leave the European Union (Brexit) initially raised the level of uncertainty. Within days of the result, there were sharp moves across all markets. Perhaps the most significant movers were some developed market government bonds, where yields fell sharply, despite already being well below historical levels.

Emerging market sovereign issues

experienced some volatility for a short period before the financial markets started to focus on fundamentals once again.

Another major event was the election of Donald Trump in the early November presidential election. Shortly after the election, emerging market foreign exchange and interest rates became very volatile as fears of protectionist policies impacted many countries. The Mexican peso was particularly weak in the immediate aftermath of the surprise election result. However, economic

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

data continued to improve in many regions. Global economic and geopolitical concerns were broadly contained to national issues, with the exception of potential protectionist policies from the incoming U.S. President. The U.S. dollar rallied strongly against many currencies in the closing months of 2016, on the back of expectations of a set of new policies in government. With the exception of the mostly flat Russian ruble and British pound, most other currencies weakened dramatically against the dollar.

The first five months of 2017 were favorable to emerging market debt. A handful of EM countries – in particular those in Latin America – saw meaningful inflation declines. These inflation declines allowed central banks, particularly in Latin America to start cutting or continue cutting interest rates in order to counter growth slowdowns. Lower inflation often resulted in higher real wages and therefore higher consumption supporting growth. Moreover, the external backdrop for emerging markets remained benign. Accordingly, central banks that had been cautious, for example, in Brazil, Colombia, Chile and, to a lesser extent, Peru, saw sufficient room to ease and to maintain an expansionary stance throughout the year. Mexico and Argentina were the exceptions.

We believe Mexico’s interest rate hiking cycle is winding down and the central bank of Mexico (Banxico) might no longer follow any Fed hikes in the second half of this year, while the Argentine central bank is trying to tame the stubbornly high local inflation.

In April and May 2017, emerging markets continued to reflect a constructive outlook with EM assets benefitting from ongoing improvement in risk sentiment against the background of generally upbeat economic data. EM assets largely shrugged off recent weakness in commodities. The major headline during the month of May was the corruption allegations in Brazil against President Temer, causing a correction across Brazilian assets. Despite this correction, Brazil was a positive performer for the full period.

FUND REVIEW

The Fund’s outperformance versus the Index was driven by Brazil, Argentina and Turkey. We have our largest allocation at period end to Brazil. Despite the May correction mentioned earlier, the Fund benefited over the one-year period from its exposure to Brazilian rates (government bonds), currency and credit. We remained underweight Turkey, which benefited performance. In that country, President Recep Tayyip Erdogan put down an attempted military coup in July 2016, resulting in significant volatility. In addition, the mid-April constitutional reform referendum brought more volatility, with voters granting expansive new powers to President Recep Tayyip Erdogan. In Argentina, currency, rates and credit contributed positively. We remain overweight in Argentina, which has been part of the Index since the first quarter of 2017.

Detractors from performance relative to the Index during the reporting period

4      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

included South Africa, Poland and Malaysia. Although the Fund’s exposure to South Africa performed well on an absolute basis, we had an underweight position in the South African rand for much of the reporting period. We moved to an overweight position over the second half of the reporting period. Our underweight position in Poland and Malaysia also detracted from performance.

STRATEGY & OUTLOOK

Although political developments, notably in Brazil and South Africa, have continued to inject some volatility, our medium to long-term outlook remains constructive.

With recent developments in Washington, we find it hard to see meaningful progress on either fiscal stimulus or tax reform in the U.S. Furthermore, based on recent U.S. data, we also do not expect the Fed’s policy to deviate meaningfully from current market expectations, which we believe are well priced into the market. With respect to selection, we have added more in European EM currencies (Poland, Hungary, Czech Republic). These currencies have rallied alongside the Euro and outperformed other EM currencies in May, and we believe they may continue to perform well.

With respect to positioning in the Fund, our three largest overall country exposures are to Brazil, Russia and South Africa. Relative to the Index, the Fund had its largest overweight country exposures to Brazil, Russia and Argentina. Our three largest currency exposures are to the Brazilian real, Polish Zloty and Malaysian Ringgit. Relative to the Index, the Fund had its largest overweight currency exposures to the Indian rupee, Malaysian ringgit and Argentine peso.

In our view, the current state of emerging markets remains very constructive. We expect the relative valuation of EM currencies versus EM rates to become more attractive over the next few quarters and we would not be surprised to see a continued shift in the markets’ focus towards EM currencies. With global growth and world trade picking up and stability in the usual pressure points, we continue to feel that overall EM local assets will be in a strong position over the next few quarters.

Hemant Baijal Portfolio Manager	Wim Vandenhoeck Portfolio Manager

5      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS
Brazil	18.7%
Russia	12.6
South Africa	10.3
Indonesia	8.7
Mexico	8.1
United States	6.6
Colombia	5.7
Turkey	5.4
Poland	4.8
Peru	4.7

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2017, and are based on total market value of investments.

PORTFOLIO ALLOCATION
Foreign Government Obligations	76.2%
Non-Convertible Corporate Bonds and Notes	16.4
Investment Company Oppenheimer Institutional Government Money Market Fund	5.1
Short-Term Notes	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	6.6%
A	19.2
BBB	39.9
BB	20.7
B	7.4
Unrated	6.2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of May 31, 2017, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Share Class Performance

AVERAGE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	13.03%	1.14%	2.04%
Class C (OEMCX)	6/30/10	12.18	0.38	1.27
Class I (OEMIX)	9/28/12	13.47	N/A	-0.50
Class R (OEMNX)	6/30/10	12.74	0.88	1.79
Class Y (OEMYX)	6/30/10	13.35	1.44	2.35

AVERAGE TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/17
	Inception Date	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	7.67%	0.16%	1.33%
Class C (OEMCX)	6/30/10	11.18	0.38	1.27
Class I (OEMIX)	9/28/12	13.47	N/A	-0.50
Class R (OEMNX)	6/30/10	12.74	0.88	1.79
Class Y (OEMYX)	6/30/10	13.35	1.44	2.35

STANDARDIZED YIELDS
For the 30 Days Ended 5/31/17
Class A	5.53%
Class C	5.41
Class I	6.66
Class R	5.73
Class Y	6.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 5/31/17 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class R, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

7      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

The Fund’s performance is compared to the performance of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Actual	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During 6 Months Ended May 31, 2017
Class A	$1,000.00	$ 1,120.50	$ 6.47
Class C	1,000.00	1,114.50	10.59
Class I	1,000.00	1,121.00	4.50
Class R	1,000.00	1,119.00	7.95
Class Y	1,000.00	1,120.30	5.03

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.85	6.16
Class C	1,000.00	1,014.96	10.10
Class I	1,000.00	1,020.69	4.29
Class R	1,000.00	1,017.45	7.57
Class Y	1,000.00	1,020.19	4.80

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.22%
Class C	2.00
Class I	0.85
Class R	1.50
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS May 31, 2017

		Principal Amount	Value

Foreign Government Obligations—73.8%

Argentina—2.8%
Argentine Republic:
2.50% Bonds, 7/22/21[1]	ARS	9,825,000	$723,971
15.50% Bonds, 10/17/26	ARS	4,000,000	274,343
16.00% Bonds, 10/17/23	ARS	6,350,660	424,252
18.20% Unsec. Nts., 10/3/21	ARS	3,195,000	212,827
22.75% Bonds, 3/5/18	ARS	7,500,000	469,106
22.781% Sr. Unsec. Nts., 3/1/20[2]	ARS	19,280,000	1,242,349

			3,346,848

Brazil—15.0%
Federative Republic of Brazil:
6.00% Unsec. Nts., 8/15/22[1]	BRL	1,130,000	1,066,559
6.00% Unsec. Nts., 5/15/45[1]	BRL	1,280,000	1,251,081
10.00% Unsec. Nts., 1/1/19	BRL	7,059,000	2,205,551
10.00% Unsec. Nts., 1/1/21	BRL	30,870,000	9,487,779
10.00% Unsec. Nts., 1/1/23	BRL	10,200,000	3,085,444
10.00% Unsec. Nts., 1/1/27	BRL	2,600,000	772,988

			17,869,402

Chile—0.8%
Republic of Chile, 4.50% Unsec. Nts., 2/28/21	CLP	645,000,000	988,863

Colombia—5.0%
Republic of Colombia:
11.25% Bonds, 10/24/18	COP	3,000,000,000	1,112,637
Series B, 7.00% Bonds, 5/4/22	COP	7,180,000,000	2,603,181
Series B, 7.50% Bonds, 8/26/26	COP	2,510,000,000	941,535
Series B, 7.75% Bonds, 9/18/30	COP	900,000,000	345,047
Series B, 10.00% Bonds, 7/24/24	COP	2,221,000,000	941,930

			5,944,330

Hungary—2.2%
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	110,000,000	490,018
Series 25/B, 5.50% Bonds, 6/24/25	HUF	473,000,000	2,062,064

			2,552,082

Indonesia—8.4%
Republic of Indonesia:
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	32,000,000,000	2,409,610
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	28,800,000,000	2,195,442
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	35,230,000,000	2,813,274
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	31,080,000,000	2,609,833

			10,028,159

Malaysia—1.9%
Federation of Malaysia:
3.26% Sr. Unsec. Nts., 3/1/18	MYR	2,900,000	678,109

11      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Malaysia (Continued)
Federation of Malaysia: (Continued) 3.955% Sr. Unsec. Nts., 9/15/25	MYR	4,500,000	$1,049,912
4.24% Sr. Unsec. Nts., 2/7/18	MYR	2,240,000	527,120

			2,255,141

Mexico—4.2%
United Mexican States:
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	3,580,000	199,177
Series M10, 8.50% Bonds, 12/13/18	MXN	30,500,000	1,666,311
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	16,030,000	935,846
Series M20, 10.00% Bonds, 12/5/24	MXN	18,800,000	1,165,981
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	5,540,000	326,826
Series M30, 10.00% Bonds, 11/20/36	MXN	10,000,000	671,726

			4,965,867

Peru—4.1%
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	7,505,000	2,420,862
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	710,000	239,643
7.84% Sr. Unsec. Nts., 8/12/20[3]	PEN	2,050,000	695,965
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	4,125,000	1,510,271

			4,866,741

Poland—4.6%
Republic of Poland:
Series 0726, 2.50% Bonds, 7/25/26	PLN	6,360,000	1,625,815
Series 0922, 5.75% Bonds, 9/23/22	PLN	12,600,000	3,894,563

			5,520,378

Romania—0.7%
Romania:
5.90% Bonds, 7/26/17	RON	2,000,000	496,584
5.95% Bonds, 6/11/21	RON	1,370,000	384,500

			881,084

Russia—10.5%
Agency for Housing Mortgage Lending OJSC Via AHML Finance Ltd., 7.75% Sr. Unsec. Nts., 2/13/18[3]	RUB	6,700,000	117,232

Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	143,000,000	2,514,349
Series 6210, 6.80% Bonds, 12/11/19	RUB	182,600,000	3,133,850
Series 6211, 7.00% Bonds, 1/25/23	RUB	152,000,000	2,611,495
Series 6212, 7.05% Bonds, 1/19/28	RUB	17,000,000	288,395
Series 6216, 6.70% Bonds, 5/15/19	RUB	219,100,000	3,787,896

			12,453,217

South Africa—8.9%
Republic of South Africa:
6.50% Bonds, 2/28/41	ZAR	27,000,000	1,465,239

12      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value

South Africa (Continued)
Republic of South Africa: (Continued)
Series 2023, 7.75% Bonds, 2/28/23	ZAR	11,400,000	$859,810
Series 2030, 8.00% Bonds, 1/31/30	ZAR	41,500,000	2,917,876
Series 2037, 8.50% Bonds, 1/31/37	ZAR	15,600,000	1,082,798
Series R186, 10.50% Bonds, 12/21/26	ZAR	23,200,000	1,990,553
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	30,250,000	2,244,077

			10,560,353

Thailand—0.5%
Kingdom of Thailand, 3.65% Sr. Unsec. Nts., 6/20/31	THB	17,900,000	558,905

Turkey—3.9%
Republic of Turkey:
10.60% Bonds, 2/11/26	TRY	2,220,000	643,246
10.70% Bonds, 2/17/21	TRY	6,030,000	1,723,058
11.00% Bonds, 2/24/27	TRY	7,700,000	2,293,709

			4,660,013

Ukraine—0.3%
Ukraine, 7.75% Sr. Unsec. Nts., 9/1/23		330,000	328,210

Total Foreign Government Obligations (Cost $86,829,357)			87,779,593

Corporate Bonds and Notes—15.8%

Consumer Discretionary—0.6%

Media—0.4%

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[3]		445,000	486,162

Textiles, Apparel & Luxury Goods—0.2%

Grupo Kaltex SA de CV, 8.875% Sr. Sec. Nts., 4/11/22[3]		320,000	291,200

Consumer Staples—1.2%

Beverages—1.2%

AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Nts., 7/24/17	BRL	4,500,000	1,380,197

Energy—3.6%

Oil, Gas & Consumable Fuels—3.6%

Petrobras Global Finance BV:
6.125% Sr. Unsec. Nts., 1/17/22		550,000	572,275
7.25% Sr. Unsec. Nts., 3/17/44		400,000	396,400
8.75% Sr. Unsec. Nts., 5/23/26		600,000	699,750

Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	760,442
7.19% Sr. Unsec. Nts., 9/12/24[3]	MXN	8,000,000	380,221
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	819,771

YPF SA, 16.50% Sr. Unsec. Nts., 5/9/22[3]	ARS	7,670,200	478,122

Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[3]		200,000	201,287

			4,308,268

13      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Financials—3.3%

Capital Markets—0.6%

Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[3]		$525,000	$537,635

Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[3]	MXN	2,300,000	120,067

			657,702

Commercial Banks—2.7%

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[3]	TRY	3,595,000	989,525

Credit Bank of Moscow Via CBOM Finance plc, 7.50% Sub. Nts., 10/5/27[2,3]		385,000	392,088

Energuate Trust, 5.875% Sr. Unsec. Nts., 5/3/27[3]		260,000	265,525

Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[3]		410,000	408,975

Turkiye Garanti Bankasi AS, 6.125% Sub. Nts., 5/24/27[2,3]		600,000	603,595

Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[3]		560,000	565,600

			3,225,308

Industrials—0.8%

Airlines—0.3%

Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[3]		290,000	291,450

Transportation Infrastructure—0.5%

Agile Group Holdings Ltd., 9% Sr. Sec. Nts., 5/21/20		560,000	611,544

Information Technology—0.4%

Communications Equipment—0.4%

HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[3]		460,000	473,892

Materials—0.9%

Metals & Mining—0.7%

Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[3]		445,000	460,206

Petra Diamonds US Treasury plc, 7.25% Sec. Nts., 5/1/22[3]		360,000	374,220

			834,426

Paper & Forest Products—0.2%

Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[3]		265,000	274,805

Telecommunication Services—3.1%

Diversified Telecommunication Services—0.4%

Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[3]		510,000	546,873

Wireless Telecommunication Services—2.7%

America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	16,000,000	802,960
7.125% Sr. Unsec. Nts., 12/9/24	MXN	24,000,000	1,219,796

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[3]		490,000	517,955

14      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value

Wireless Telecommunication Services (Continued)

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[3]	RUB	35,500,000	$625,691

			3,166,402

Utilities—1.9%

Electric Utilities—1.6%

Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[3]		465,000	469,650

Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[3]	COP	214,000,000	75,998

Eskom Holdings SOC Ltd., 10% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	876,766

Orazul Energy Egenor S en C por A, 5.625% Sr. Unsec. Nts., 4/28/27[3]		565,000	555,112

			1,977,526

Independent Power and Renewable Electricity Producers—0.3%

AES Andres BV/Dominican Power Partners/Empresa
Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[3]		300,000	323,502

Total Corporate Bonds and Notes (Cost $20,138,416)			18,849,257

Short-Term Notes—2.3%

Arab Republic of Egypt Treasury Bills:
17.766%, 4/17/18[4]	EGP	12,000,000	563,587
18.264%, 2/6/18[4]	EGP	8,300,000	405,147

United States Treasury Bills:
0.719%, 6/29/17[4]		1,000,000	999,349
0.77%, 6/15/17[4,5]		750,000	749,786

Total Short-Term Notes (Cost $2,781,873)			2,717,869
		Shares

Investment Company—4.9%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.74%[6,7]
(Cost $5,851,978)		5,851,978	5,851,978

Total Investments, at Value (Cost $115,601,624)		96.8%	115,198,697

Net Other Assets (Liabilities)		3.2	3,771,933

Net Assets		100.0%	$118,970,630

Footnotes to Statement of Investments

1. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,693,329 or 13.19% of the Fund’s net assets at period end.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $9,997. See Note 6 of the accompanying Notes.

6. Rate shown is the 7-day yield at period end.

15      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2016	Gross Additions	Gross Reductions	Shares May 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	955,161	80,978,405	76,081,588	5,851,978

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$5,851,978	$10,404

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings (Unaudited)	Value	Percent
Brazil	$21,601,804	18.7%
Russia	14,468,836	12.6
South Africa	11,811,338	10.3
Indonesia	10,028,159	8.7
Mexico	9,360,325	8.1
United States	7,601,113	6.6
Colombia	6,538,282	5.7
Turkey	6,253,133	5.4
Poland	5,520,378	4.8
Peru	5,421,854	4.7
Argentina	4,841,493	4.2
Hungary	2,552,082	2.2
Malaysia	2,255,141	2.0
Chile	1,280,313	1.1
Egypt	968,734	0.8
Romania	881,084	0.8
China	611,544	0.5
Nigeria	565,600	0.5
Thailand	558,905	0.5
Israel	486,163	0.4
Mauritius	473,892	0.4
Ukraine	328,210	0.3
Dominican Republic	323,502	0.3
Guatemala	265,525	0.2
Kazakhstan	201,287	0.2
Total	$115,198,697	100.0%

16      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts as of May 31, 2017
Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	07/2017	BRL	6,460	USD	1,952	$29,611	$—
BAC	06/2017	MYR	8,085	USD	1,866	17,119	—
BOA	06/2017	HUF	172,860	USD	590	40,297	—
BOA	06/2017	INR	352,150	USD	5,418	32,642	—
BOA	06/2017	PLN	2,330	USD	582	44,090	—
BOA	06/2017	RON	1,435	USD	341	12,684	—
BOA	06/2017	THB	215,648	USD	6,244	86,723	—
BOA	06/2017 - 09/2017	TRY	7,555	USD	1,952	126,941	—
BOA	09/2017	USD	64	CLP	42,500	1,117	—
BOA	06/2017	USD	690	IDR	9,342,500	—	11,904
BOA	06/2017	USD	3,834	INR	252,600	—	76,226
BOA	06/2017	USD	1,997	RUB	120,000	—	111,949
BOA	06/2017	USD	559	THB	19,300	—	7,820
BOA	06/2017	USD	2,721	ZAR	35,730	31,780	24,108
BOA	06/2017	ZAR	25,570	USD	1,944	16,713	18,790
CITNA-B	06/2017	BRL	8,170	USD	2,519	6,032	—
CITNA-B	06/2017	COP	4,739,000	USD	1,556	65,058	—
CITNA-B	06/2017	HUF	683,900	USD	2,427	67,077	—
CITNA-B	06/2017	MYR	24,355	USD	5,463	209,929	—
CITNA-B	06/2017	PLN	9,980	USD	2,592	90,137	—
CITNA-B	06/2017	RON	2,650	USD	649	2,888	—
CITNA-B	06/2017	RUB	16,300	USD	277	9,269	—
CITNA-B	06/2017	TRY	550	USD	144	11,561	—
CITNA-B	06/2017	USD	2,559	BRL	8,170	34,442	—
CITNA-B	06/2017	USD	1,652	PEN	5,500	—	27,331
CITNA-B	06/2017	USD	1,109	RUB	65,100	—	34,844
DEU	09/2017	CZK	12,600	USD	536	4,841	—
DEU	06/2017	USD	992	ZAR	13,670	—	46,467
GSCO-OT	09/2017	CLP	17,000	USD	25	—	253
GSCO-OT	06/2017	COP	755,000	USD	255	5,303	1,545
GSCO-OT	06/2017	INR	79,100	USD	1,223	1,737	—
GSCO-OT	06/2017	MYR	270	USD	61	2,333	—
GSCO-OT	06/2017	PEN	290	USD	88	643	60
GSCO-OT	06/2017	RON	1,340	USD	314	15,815	—
GSCO-OT	06/2017	USD	761	COP	2,203,000	6,793	—
HSBC	06/2017	COP	1,481,000	USD	501	6,076	—
HSBC	06/2017	IDR	13,497,000	USD	1,006	7,352	—
HSBC	06/2017	INR	600	USD	9	70	—
HSBC	09/2017	MXN	12,776	USD	668	4,839	—
HSBC	06/2017	PHP	8,600	USD	171	1,962	—
HSBC	06/2017	THB	4,200	USD	121	1,889	—
HSBC	06/2017	USD	1,159	COP	3,417,000	—	10,247
HSBC	06/2017	USD	729	PEN	2,390	—	843
JPM	06/2017	BRL	7,240	USD	2,232	5,346	—
JPM	06/2017	CLP	20,000	USD	30	—	683
JPM	06/2017	IDR	11,334,000	USD	847	4,651	—
JPM	06/2017	INR	77,000	USD	1,193	—	577

17      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)

			Currency
Counter	Settlement	Purchased		Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation
JPM	06/2017	MYR	4,535	USD	1,023	$33,008	$—
JPM	06/2017	PLN	4,400	USD	1,165	17,820	—
JPM	06/2017	TRY	210	USD	56	3,718	—
JPM	06/2017	USD	2,155	BRL	7,240	—	82,172
JPM	06/2017	USD	1,786	IDR	23,876,000	—	7,476
JPM	06/2017	USD	1,140	PLN	4,410	—	45,579
JPM	09/2017	USD	3,909	RUB	227,100	3,944	—
JPM	06/2017	USD	571	ZAR	7,330	14,173	—
JPM	06/2017	ZAR	600	USD	43	2,654	—
TDB	06/2017	BRL	33,277	USD	10,163	121,016	—
TDB	09/2017	PLN	8,143	USD	1,999	187,955	—
TDB	06/2017 - 08/2017	USD	20,439	BRL	66,554	121,296	125,497

Total Unrealized Appreciation and Depreciation						$1,511,344	$634,371

Centrally Cleared Interest Rate Swaps at May 31, 2017
	Pay/Receive
	Floating	Floating	Fixed	Maturity	Notional Amount
Counterparty	Rate	Rate	Rate	Date		(000’s)	Value
		Three-Month USD
BOA	Receive	BBA LIBOR	2.396%	1/31/27	USD	2,200	$ (66,655)
		MXN TIIE
GSCOI	Pay	BANXICO	7.350	3/11/22	MXN	44,442	(9,193)
		Three-Month USD
JPM	Receive	BBA LIBOR	2.118	3/20/22	USD	2,111	(33,548)

Total Centrally Cleared Interest Rate Swaps							$ (109,396)

Over-the-Counter Interest Rate Swaps at May 31, 2017
	Pay/Receive
	Floating	Floating	Fixed	Maturity	Notional Amount
Counterparty	Rate	Rate	Rate	Date		(000’s)	Value
		Three-Month
		COP IBR OIS
CITNA-B	Pay	Compound	6.660%	6/9/18	COP	8,000,000	$ 40,285
		Six-Month THB
GSCOI	Pay	THBFIX	1.635	5/19/19	THB	97,900	407
		Six-Month THB
GSCOI	Receive	THBFIX	2.465	5/19/27	THB	22,380	(406)
		Three-Month
		COP IBR OIS
GSCOI	Pay	Compound	5.175	4/20/20	COP	12,067,500	25,596
		Six-Month THB
GSCOI	Pay	THBFIX	1.750	1/15/19	THB	393,000	7,424
		Three-Month MYR
JPM	Pay	KLIBOR BNM	3.660	2/2/18	MYR	10,800	2,834
		Three-Month
		COP IBR OIS
JPM	Pay	Compound	7.300	6/1/26	COP	1,037,500	41,942

18      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Over-the-Counter Interest Rate Swaps (Continued)

	Pay/Receive
	Floating	Floating	Fixed	Maturity	Notional Amount
Counterparty	Rate	Rate	Rate	Date	(000’s)		Value
		Three-Month
		COP IBR OIS
JPM	Pay	Compound	5.700%	3/8/19	COP	15,685,000	$59,445
		Three-Month MYR
JPM	Pay	KLIBOR BNM	3.360	8/30/21	MYR	17,500	(54,610)
		Three-Month
		COP IBR OIS
SIB	Pay	Compound	5.900	2/14/19	COP	8,000,000	44,026
t-DEU	Pay	BZDI	11.300	1/2/19	BRL	40,000	127,016

Total Over-the-Counter Interest Rate Swaps							$293,959

Over-the-Counter Interest Rate Swaptions Written at May 31, 2017

Pay/
Receive
	Counter-	Floating	Floating	Fixed	Expiration	Notional Amount		Premiums
Description	party	Rate	Rate	Rate	Date	(000’s)		Received	Value
Six-
Month
Interest Rate			PLN
Swap maturing			WIBOR
8/8/22 Call	GSCOI	Pay	WIBO	2.490%	8/4/17	PLN	25,000	$34,398	$(18,461)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
t-DEU	Deutsche Bank Securities, Inc.

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol

19      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
OIS	Overnight Index Swap
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Financial Statements.

20      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $109,749,646)	$109,346,719
Affiliated companies (cost $5,851,978)	5,851,978

115,198,697

Cash used for collateral on centrally cleared swaps	347,770

Unrealized appreciation on forward currency exchange contracts	1,511,344

Swaps, at value	348,975

Receivables and other assets:
Interest and dividends	2,667,374
Investments sold	1,438,100
Shares of beneficial interest sold	664,540
Other	15,557

Total assets	122,192,357

Liabilities
Bank overdraft	91,475

Unrealized depreciation on forward currency exchange contracts	634,371

Swaps, at value	55,016

Centrally cleared swaps, at value	109,396

Swaptions written, at value (premiums received $34,398)	18,461

Payables and other liabilities:
Shares of beneficial interest redeemed	1,409,726
Investments purchased	761,135
Dividends	33,768
Distribution and service plan fees	13,166
Trustees’ compensation	9,086
Shareholder communications	6,200
Other	79,927

Total liabilities	3,221,727

Net Assets	$118,970,630

Composition of Net Assets
Par value of shares of beneficial interest	$16,121

Additional paid-in capital	127,414,679

Accumulated net investment loss	(2,129,641)

Accumulated net realized loss on investments and foreign currency transactions	(7,024,349)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	693,820

Net Assets	$118,970,630

21      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $44,709,940 and 6,059,717 shares of beneficial interest outstanding)	$7.38

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.75

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,632,885 and 1,846,912 shares of beneficial interest outstanding)	$7.38

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $8,088,812 and 1,097,387 shares of beneficial interest outstanding)	$7.37

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,022,775 and 274,217 shares of beneficial interest outstanding)	$7.38

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $50,516,218 and 6,842,589 shares of beneficial interest outstanding)	$7.38

See accompanying Notes to Financial Statements.

22      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF

OPERATIONS For the Year Ended May 31, 2017

Investment Income
Interest (net of foreign withholding taxes of $92,542)	$6,085,174

Dividends - affiliated companies	10,404

Total investment income	6,095,578
Expenses
Management fees	618,240

Distribution and service plan fees:
Class A	101,273
Class C	101,164
Class R	7,447

Transfer and shareholder servicing agent fees:
Class A	110,108
Class C	22,309
Class I	1,490
Class R	3,379
Class Y	37,291

Shareholder communications:
Class A	18,525
Class C	3,470
Class I	224
Class R	664
Class Y	3,391

Custodian fees and expenses	82,071

Legal, auditing and other professional fees	81,691

Trustees’ compensation	9,803

Borrowing fees	1,329

Other	31,942

Total expenses	1,235,811
Less reduction to custodian expenses	(470)
Less waivers and reimbursements of expenses	(187,507)

Net expenses	1,047,834

Net Investment Income	5,047,744

23      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (includes premiums on options exercised)(net of foreign capital gains tax of $102,481)	$(910,834)
Closing and expiration of option contracts written	160,999
Foreign currency transactions	(2,987,912)
Swap contracts	117,716

Net realized loss	(3,620,031)

Net change in unrealized appreciation/depreciation on:
Investment transactions	6,332,434
Translation of assets and liabilities denominated in foreign currencies	1,331,175
Option contracts written	26,850
Swap contracts	235,367
Swaption contracts written	15,937

Net change in unrealized appreciation/depreciation	7,941,763

Net Increase in Net Assets Resulting from Operations	$9,369,476

See accompanying Notes to Financial Statements.

24      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2017	May 31, 2016

Operations
Net investment income	$5,047,744	$3,358,008

Net realized loss	(3,620,031)	(3,506,158)

Net change in unrealized appreciation/depreciation	7,941,763	(1,609,151)

Net increase (decrease) in net assets resulting from operations	9,369,476	(1,757,301)

Dividends and/or Distributions to Shareholders
Tax return of capital distribution:
Class A	(4,714,282)	(2,304,394)
Class C	(846,107)	(537,383)
Class I	(447,665)	(167,666)
Class R	(135,136)	(84,658)
Class Y	(1,326,395)	(243,033)

	(7,469,585)	(3,337,134)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,092,314)	18,525,662
Class C	5,212,511	(1,244,803)
Class I	5,665,588	176,123
Class R	411,040	305,204
Class Y	45,863,984	(345,351)

	54,060,809	17,416,835

Net Assets
Total increase	55,960,700	12,322,400
Beginning of period	63,009,930	50,687,530

End of period (including accumulated net investment loss of $2,129,641 and $3,196,842, respectively)	$118,970,630	$63,009,930

See accompanying Notes to Financial Statements.

25      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 29,	May 30,	May 31,
Class A	2017	2016	2015[1]	2014[1]	2013
Per Share Operating Data
Net asset value, beginning of period	$7.17	$7.80	$9.27	$10.35	$9.73

Income (loss) from investment operations:
Net investment income[2]	0.44	0.53	0.39	0.48	0.53
Net realized and unrealized gain (loss)	0.45	(0.65)	(1.43)	(0.93)	0.62

Total from investment operations	0.89	(0.12)	(1.04)	(0.45)	1.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.42)	(0.13)	(0.53)
Distributions from net realized gain	0.00	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	(0.68)	(0.51)	(0.01)	(0.35)	0.00

Total dividends and/or distributions to shareholders	(0.68)	(0.51)	(0.43)	(0.63)	(0.53)

Net asset value, end of period	$7.38	$7.17	$7.80	$9.27	$10.35

Total Return, at Net Asset Value[3]	13.03%	(1.29)%	(11.49)%	(4.20)%	11.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,710	$47,515	$32,520	$45,660	$64,789

Average net assets (in thousands)	$50,009	$31,493	$38,815	$50,865	$62,849

Ratios to average net assets:[4]
Net investment income	6.03%	7.37%	4.51%	5.08%	4.96%
Expenses excluding specific expenses listed below	1.44%	1.51%	1.46%	1.41%	1.30%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.44%	1.51%	1.46%	1.41%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.25%	1.25%	1.25%	1.25%

Portfolio turnover rate	87%	108%	107%	251%	130%

26      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	1.44%
Year Ended May 31, 2016	1.51%
Year Ended May 29, 2015	1.47%
Year Ended May 30, 2014	1.41%
Year Ended May 31, 2013	1.30%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.17	$7.80	$9.27	$10.35	$9.73

Income (loss) from investment operations:
Net investment income[2]	0.38	0.46	0.32	0.41	0.44
Net realized and unrealized gain (loss)	0.46	(0.63)	(1.42)	(0.94)	0.63

Total from investment operations	0.84	(0.17)	(1.10)	(0.53)	1.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.36)	(0.11)	(0.45)
Distributions from net realized gain	0.00	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	(0.63)	(0.46)	(0.01)	(0.29)	0.00

Total dividends and/or distributions to shareholders	(0.63)	(0.46)	(0.37)	(0.55)	(0.45)

Net asset value, end of period	$7.38	$7.17	$7.80	$9.27	$10.35

Total Return, at Net Asset Value[3]	12.18%	(2.03)%	(12.15)%	(4.92)%	11.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,633	$8,183	$10,267	$15,128	$26,066

Average net assets (in thousands)	$10,161	$8,468	$12,919	$18,262	$19,486

Ratios to average net assets:[4]
Net investment income	5.27%	6.38%	3.74%	4.32%	4.16%
Expenses excluding specific expenses listed below	2.24%	2.38%	2.31%	2.29%	2.26%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	2.24%	2.38%	2.31%	2.29%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%	2.00%	2.00%

Portfolio turnover rate	87%	108%	107%	251%	130%

28      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	2.24%
Year Ended May 31, 2016	2.38%
Year Ended May 29, 2015	2.32%
Year Ended May 30, 2014	2.29%
Year Ended May 31, 2013	2.26%

See accompanying Notes to Financial Statements.

29      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Period Ended May 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$7.16	$7.79	$9.26	$10.34	$10.53

Income (loss) from investment operations:
Net investment income[3]	0.46	0.54	0.32	0.52	0.37
Net realized and unrealized gain (loss)	0.46	(0.63)	(1.32)	(0.94)	(0.19)

Total from investment operations	0.92	(0.09)	(1.00)	(0.42)	0.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.46)	(0.14)	(0.37)
Distributions from net realized gain	0.00	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	(0.71)	(0.54)	(0.01)	(0.37)	0.00

Total dividends and/or distributions to shareholders	(0.71)	(0.54)	(0.47)	(0.66)	(0.37)

Net asset value, end of period	$7.37	$7.16	$7.79	$9.26	$10.34

Total Return, at Net Asset Value[4]	13.47%	(0.91)%	(11.15)%	(3.83)%	1.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,089	$2,325	$2,339	$34	$10

Average net assets (in thousands)	$5,000	$2,226	$1,212	$19	$10

Ratios to average net assets:[5]
Net investment income	6.42%	7.57%	4.02%	5.63%	5.20%
Expenses excluding specific expenses listed below	1.03%	1.11%	1.08%	1.02%	0.95%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.03%	1.11%	1.08%	1.02%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.85%	0.84%	0.85%	0.85%

Portfolio turnover rate	87%	108%	107%	251%	130%

30      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from September 28, 2012 (inception of offering) to May 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	1.03%
Year Ended May 31, 2016	1.11%
Year Ended May 29, 2015	1.09%
Year Ended May 30, 2014	1.02%
Period Ended May 31, 2013	0.95%

See accompanying Notes to Financial Statements.

31      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.17	$7.80	$9.27	$10.35	$9.73

Income (loss) from investment operations:
Net investment income[2]	0.42	0.51	0.36	0.46	0.50
Net realized and unrealized gain (loss)	0.45	(0.65)	(1.42)	(0.94)	0.62

Total from investment operations	0.87	(0.14)	(1.06)	(0.48)	1.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.40)	(0.12)	(0.50)
Distributions from net realized gain	0.00	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	(0.66)	(0.49)	(0.01)	(0.33)	0.00

Total dividends and/or distributions to shareholders	(0.66)	(0.49)	(0.41)	(0.60)	(0.50)

Net asset value, end of period	$7.38	$7.17	$7.80	$9.27	$10.35

Total Return, at Net Asset Value[3]	12.74%	(1.54)%	(11.71)%	(4.45)%	11.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,023	$1,550	$1,377	$1,957	$3,014

Average net assets (in thousands)	$1,539	$1,214	$1,658	$2,189	$2,210

Ratios to average net assets:[4]
Net investment income	5.77%	7.01%	4.22%	4.82%	4.69%
Expenses excluding specific expenses listed below	1.73%	1.87%	1.80%	1.79%	1.72%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.73%	1.87%	1.80%	1.79%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%	1.50%	1.50%

Portfolio turnover rate	87%	108%	107%	251%	130%

32      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	1.73%
Year Ended May 31, 2016	1.87%
Year Ended May 29, 2015	1.81%
Year Ended May 30, 2014	1.79%
Year Ended May 31, 2013	1.72%

See accompanying Notes to Financial Statements.

33      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.17	$7.79	$9.26	$10.34	$9.73

Income (loss) from investment operations:
Net investment income[2]	0.46	0.54	0.43	0.51	0.55
Net realized and unrealized gain (loss)	0.45	(0.63)	(1.44)	(0.94)	0.62

Total from investment operations	0.91	(0.09)	(1.01)	(0.43)	1.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.45)	(0.13)	(0.56)
Distributions from net realized gain	0.00	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	(0.70)	(0.53)	(0.01)	(0.37)	0.00

Total dividends and/or distributions to shareholders	(0.70)	(0.53)	(0.46)	(0.65)	(0.56)

Net asset value, end of period	$7.38	$7.17	$7.79	$9.26	$10.34

Total Return, at Net Asset Value[3]	13.35%	(0.87)%	(11.24)%	(3.91)%	12.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,516	$3,437	$4,185	$10,558	$15,518

Average net assets (in thousands)	$17,194	$3,265	$7,931	$10,338	$11,863

Ratios to average net assets:[4]
Net investment income	6.33%	7.48%	4.93%	5.43%	5.20%
Expenses excluding specific expenses listed below	1.22%	1.35%	1.27%	1.22%	1.17%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.22%	1.35%	1.27%	1.22%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate	87%	108%	107%	251%	130%

34      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	1.22%
Year Ended May 31, 2016	1.35%
Year Ended May 29, 2015	1.28%
Year Ended May 30, 2014	1.22%
Year Ended May 31, 2013	1.17%

See accompanying Notes to Financial Statements.

35      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2017

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”), is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

36      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

37      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$8,569,929	$118,845

1. At period end, the Fund had $6,951,070 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$6,951,070

2. The Fund had $1,618,859 of post-October foreign currency losses which were deferred.

3. During the reporting period, the Fund utilized $650,179 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal

38      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments

$7,689,210	$3,489,042	$4,200,168

The tax character of distributions paid during the reporting periods:

	Year Ended May 31, 2017	Year Ended May 31, 2016

Distributions paid from:
Return of capital	$7,469,585	$3,337,134

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$115,674,904
Federal tax cost of other investments	468,167

Total federal tax cost	$116,143,071

Gross unrealized appreciation	$5,503,525
Gross unrealized depreciation	(5,384,680)

Net unrealized appreciation	$118,845

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a

39      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific

40      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as

Level 2 in the fair value hierarchy.

41      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$87,779,593	$—	$87,779,593
Corporate Bonds and Notes	—	18,849,257	—	18,849,257
Short-Term Notes	—	2,717,869	—	2,717,869
Investment Company	5,851,978	—	—	5,851,978

Total Investments, at Value	5,851,978	109,346,719	—	115,198,697
Other Financial Instruments:
Swaps, at value	—	348,975	—	348,975
Forward currency exchange contracts	—	1,511,344	—	1,511,344

Total Assets	$5,851,978	$111,207,038	$—	$117,059,016

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(55,016)	$—	$(55,016)
Centrally cleared swaps, at value	—	(109,396)	—	(109,396)
Forward currency exchange contracts	—	(634,371)	—	(634,371)
Swaptions written, at value	—	(18,461)	—	(18,461)

Total Liabilities	$—	$(817,244)	$—	$(817,244)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could

42      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

4. Investments and Risks (Continued)

adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to

43      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value

44      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $34,507,037 and $30,579,966, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

45      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $3,041 and $105,383 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of May 31, 2016	17,320,000	$120,323
Options written	49,304,250	239,375
Options closed or expired	(22,385,000)	(160,998)
Options exercised	(44,239,250)	(198,700)

Options outstanding as of May 31, 2017	—	$—

46      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit

47      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $773,846 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $595,891 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no currency swap agreements outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest

48      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $8,049,478 and $38,962,328 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

49      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $1,420 on written swaptions.

Written swaption activity for the reporting period was as follows:

	Number of Contracts		Amount of Premiums

Swaptions outstanding as of May 31, 2016	–	$	–
Swaptions written	25,000,000		34,398

Swaptions outstanding as of May 31, 2017	25,000,000	$	34,398

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the

50      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty.

In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $280,000.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment

51      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset		Financial Instruments Collateral Received**		Cash Collateral Received**	Net Amount
Banco Santander SA	$44,026	$–	$	–	$	–	$44,026
Bank of America NA	392,987	(250,797)		–		–	142,190
Barclays Bank plc	46,730	–		–		–	46,730
Citibank NA	536,678	(62,175)		–		(280,000)	194,503
Deutsche Bank AG	4,841	(4,841)		–		–	–
Deutsche Bank
Securities, Inc.	127,016	–		–		–	127,016
Goldman Sachs Bank
USA	32,624	(1,858)		–		–	30,766
Goldman Sachs
International	33,427	(18,867)		–		–	14,560
HSBC Bank USA NA	22,188	(11,090)		–		–	11,098
JPMorgan Chase Bank
NA	189,535	(189,535)		–		–	–

52    OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

			Gross Amounts Not Offset in the Statement of
			Assets & Liabilities
Counterparty		Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset		Financial Instruments Collateral Received**		Cash Collateral Received**		Net Amount
Toronto Dominion
Bank	$	430,267	$(125,497)	$	–	$	–	$	304,770

	$	1,860,319	$(664,660)	$	–	$	(280,000)	$	915,659

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of
		Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*		Financial Instruments Available for Offset		Financial Instruments Collateral Pledged**		Cash Collateral Pledged**		Net Amount
Bank of America NA	$(250,797)	$	250,797	$	–	$	–	$	–
Citibank NA	(62,175)		62,175		–		–		–
Deutsche Bank AG	(46,467)		4,841		–		–		(41,626)
Goldman Sachs Bank USA	(1,858)		1,858		–		–		–
Goldman Sachs International	(18,867)		18,867		–		–		–
HSBC Bank USA, NA	(11,090)		11,090		–		–		–
JPMorgan Chase Bank NA	(191,097)		189,535		1,562		–		–
Toronto Dominion Bank	(125,497)		125,497		–		–		–

	$(707,848)	$	664,660	$	1,562	$	–	$	(41,626)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

53      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Swaps, at value	$ 348,975	Swaps, at value	$ 55,016
Interest rate contracts			Centrally cleared swaps, at value	109,396
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,511,344	Unrealized depreciation on forward currency exchange contracts	634,371
Interest rate contracts			Swaptions written, at value	18,461

Total		$ 1,860,319		$ 817,244

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments transactions in unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$(49,262)	$(49,262)
Forward currency exchange contracts	37,000	160,999	(2,899,115)	107,736	(2,593,380)
Interest rate contracts	—	—	—	59,242	59,242

Total	$37,000	$160,999	$(2,899,115)	$117,716	$(2,583,400)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written	Swaption contracts written	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Forward currency exchange contracts	$26,850	$—	$1,286,721	$—	$1,313,571
Interest rate contracts	–	15,937	—	235,367	251,304

Total	$26,850	$15,937	$1,286,721	$235,367	$1,564,875

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest

54      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

7. Shares of Beneficial Interest (Continued)

of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	4,512,948	$32,921,817	3,308,183	$24,686,032
Dividends and/or distributions reinvested	509,698	3,710,370	223,794	1,607,486
Redeemed	(5,592,546)	(39,724,501)	(1,073,133)	(7,767,856)

Net increase (decrease)	(569,900)	$(3,092,314)	2,458,844	$18,525,662

Class C
Sold	1,044,106	$7,622,988	263,656	$1,927,450
Dividends and/or distributions reinvested	108,222	786,433	69,931	502,122
Redeemed	(446,699)	(3,196,910)	(508,478)	(3,674,375)

Net increase (decrease)	705,629	$5,212,511	(174,891)	$(1,244,803)

Class I
Sold	731,974	$5,374,032	3,933	$27,497
Dividends and/or distributions reinvested	61,924	446,990	23,324	167,152
Redeemed	(21,191)	(155,434)	(2,652)	(18,526)

Net increase	772,707	$5,665,588	24,605	$176,123

Class R
Sold	133,488	$956,361	76,535	$568,638
Dividends and/or distributions reinvested	17,928	130,259	11,621	83,382
Redeemed	(93,458)	(675,581)	(48,393)	(346,816)

Net increase	57,958	$411,039	39,763	$305,204

Class Y
Sold	7,540,177	$54,246,262	782,719	$5,670,688
Dividends and/or distributions reinvested	173,587	1,259,012	29,961	215,013
Redeemed	(1,350,746)	(9,641,289)	(870,051)	(6,231,052)

Net increase (decrease)	6,363,018	$45,863,985	(57,371)	$(345,351)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$110,782,381	$66,254,882

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

55      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule Through April 2, 2017		Fee Schedule Effective April 3, 2017
Up to $500 million	0.75%	Up to $500 million	0.70%
Next $500 million	0.70	Next $500 million	0.65
Next $4 billion	0.65	Next $4 billion	0.60
Over $5 billion	0.60	Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.74% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement

56      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

9. Fees and Other Transactions with Affiliates (Continued)

with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
May 31, 2017	$65,358	$4	$1,451	$—

Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings will not exceed 1.25% of average annual net assets for Class A shares, 2.00% for Class C shares, 0.85% for Class I, 1.50% for

57      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Class R shares and 0.95% for Class Y shares. Effective April 3, 2017, these amounts were updated to the following 1.15% for Class A shares, 2.00% for Class C shares, 0.85% for Class I shares, 1.50% for Class R shares and 0.95% for Class Y shares, as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$98,896
Class C	23,136
Class I	8,944
Class R	3,472
Class Y	45,282

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$2,945
Class C	699
Class R	111
Class Y	1,888

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,134 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

58      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Emerging Markets Local Debt Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Markets Local Debt Fund, including the statement of investments, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Markets Local Debt Fund as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 26, 2017

59      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

60      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Unaudited

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” are collectively referred to herein as the “Managers”). At a meeting held on February 14, 2017 (the “Meeting”), the Board of Trustees (the “Board”), including a majority of the independent Trustees, approved an amendment to the Fund’s Advisory Agreement to decrease the management fee paid by the Fund to the Adviser (the “Amendment”). The Amendment was the only proposed change to the Advisory Agreement. OFI Global has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with OFI whereby OFI provides investment sub-advisory services to the Fund. The Sub-Adviser is paid by the Adviser for providing sub-advisory services to the Fund pursuant to the Sub-Advisory Agreement. There were no proposed changes to the Sub-Advisory Agreement. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Advisory Agreements.”

The Investment Company Act of 1940 requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. On an annual basis, the Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose, in connection with the annual renewal of the Advisory Agreements (“Annual Renewal”). In addition to the Annual Renewal, the Board receives information throughout the year regarding Fund services, fees, expenses and performance. Much of this information was relevant to the Board’s considerations and was considered in conjunction with information provided at the Meeting.

The Managers and the independent consultant had previously provided information to the Board in connection with the Annual Renewal of the Advisory Agreements in August 2016 on, among other things, the following factors: (i) the nature, quality and extent of the Adviser’s services, (ii) the comparative investment performance of the Fund and the Adviser, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Adviser and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. With regard to its consideration of the Amendment, the Board noted the Adviser’s representation that there would be no changes in the nature, extent and quality of services provided under the Advisory Agreement as a result of the management fee reduction nor would there by any changes in the portfolio management team responsible for the Fund. The Board was aware that there are alternatives to retaining the Adviser.

Outlined below is a summary of the principal information considered by the Board at the Meeting and as part of the Annual Renewal as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Adviser’s key personnel who provide such services. OFI Global is responsible for, among other things, oversight of third-party service providers; monitoring compliance with

61      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Unaudited / Continued

applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management and oversight of the Sub-Adviser and its investment team, who provide research, analysis and other advisory services, including securities trading services in regard to the Fund’s investments. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board members also considered the totality of their experiences with the Adviser as trustees and directors of the Fund and other funds advised by the Adviser. The Board considered information regarding the quality of services provided by affiliates of the Adviser, which the Board members have become knowledgeable about through their experiences with the Adviser and in connection with the review or renewal of the Fund’s service agreements. The Board concluded, in light of the Adviser’s experience, reputation, personnel, operations and resources, that the Fund will continue to benefit from the services provided under the Advisory Agreement.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund and the Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant in connection with the Annual Renewal of the Advisory Agreements and noted that there were were no material changes to the performance information that was provided for the Annual Renewal. The Board noted that there would be no changes in the portfolio management team responsible for the Fund resulting from the Amendment.

Fees and Expenses of the Fund. The Board considered the representation that the Adviser proposed a reduction in management fees in order to more closely align the fee with the Fund’s peer universe. The Board reviewed the current and proposed fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered comparative data in regard to the fees and expenses of the Fund and other retail front-end load emerging markets bond funds with comparable asset levels and distribution features as of December 31, 2016. The Board noted that the Fund’s proposed management fee and total expenses were below the peer group average and median. The Board also noted that there will be no changes in the nature, extent and quality of services provided under the Advisory Agreement as a result of the management fee reduction.

62      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Economies of Scale and Profits Realized by the Adviser. In connection with the Annual Renewal, the Board considered information regarding the Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Adviser’s profitability from its relationship with the Fund. The Board also considered that the Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Adviser may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Adviser. In connection with the Annual Renewal and in addition to considering the profits realized by the Adviser, the Board considered information that was provided regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Fund, including compensation paid to the Adviser’s affiliates.

Conclusions. Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve the Amendment. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Amendment, including the current and proposed management fees, in light of all the surrounding circumstances.

63      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS

Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

64      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Emerging Markets Local Debt Fund	12/30/16	58.5%	0.0%	41.5%
Oppenheimer Emerging Markets Local Debt Fund	1/31/17	83.6%	0.0%	16.4%
Oppenheimer Emerging Markets Local Debt Fund	2/28/17	89.8%	0.0%	10.2%

65      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016) and Trustee (since 2010) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB

66      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Richard F. Grabish, Continued	(investment adviser) (June 2005-December 2007).Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 42 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 42 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2010) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS

67      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2010) Year of Birth: 1942	Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999- July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 42 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January2013-December 2013);

68      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Arthur P. Steinmetz, Continued

Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 99 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baijal and Vandenhoeck, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Hemant Baijal, Vice President (since 2015) Year of Birth: 1962	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since July 2011); Co-Head of the Global Debt Team (since January 2015); Vice President of the Sub-Adviser (July 2011-January 2016). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010); Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Wim Vandenhoeck, Vice President (since 2016) Year of Birth: 1970	Vice President and Portfolio Manager of the Sub-Adviser (since February 2015); Partner at APQ Partners LLP, London (2013-2015); Asset manager at GLG Partners LP, London, (2010-2013); Partner at Six Seasons Global Asset Management LLC, New York (2009-2010) Aravali Partners LLC, New York (2006-2008) and Havell Capital Management LLC, New York (1997-2006); Earlier in his career, he has held positions at Bank Brussels Lambert (1994-1997) and Paribas Bank (1992-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 99 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 99 portfolios in the OppenheimerFunds complex.

69      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 99 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002- 2007). An officer of 99 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

70      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

71      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

72      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

73      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

74      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

75      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

76      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

77      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

78      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

79      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1360.001.0517 July 25, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $46,300 in fiscal 2017 and $44,200 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,000 in fiscal 2017 and $4,129 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $320,775 in fiscal 2017 and $518,750 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,290 in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $710,577 in fiscal 2017 and $371,191 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,039,642 in fiscal 2017 and $894,070 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of May31, 2017, which is a date within 90 days of the filing date of this report on Form N-CSR, that, as of said date, the design and operation of such controls and procedures are effective to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

Subsequent to the evaluation by the registrant’s officers of the design and operation of the registrant’s disclosure controls and procedures as of February 28, 2017 and prior to May 15, 2017, the operation of the registrant’s disclosure controls and procedures was modified by enhancing the surrounding controls associated with the security master set-up process for Brazilian government debt securities, including its review and analysis of income recognized by the registrant.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/14/2017